Exhibit 10.1

                                              [Execution Version]


                              AMENDMENT NO. 8
                                    TO
                      RECEIVABLES PURCHASE AGREEMENT


THIS AMENDMENT NO. 8 TO RECEIVABLES PURCHASE AGREEMENT (the "Amendment") dated

 October 8, 1999 is entered into by and among APR FUNDING CORPORATION, a are corporation ("Seller"), UNIVERSAL PREMIUM ACCEPTANCE CORPORATION, a Missouri ration, individually ("UPAC") and as Servicer (in such capacity, the icer"), TRANSFINANCIAL HOLDINGS, INC., a Delaware corporation (the "Parent"),

FUNDING CAPITAL CORPORATION, a Delaware corporation ("Purchaser"), and OSTON, N.A., (as "Agent" or "Custodian", and in its individual capacity).

alized terms used herein and not otherwise defined herein shall have the ngs ascribed to such terms in Appendix A to the "Agreement" (as defined below).


                            W I T NE S S E T H:

WHEREAS, the Seller, UPAC, the Servicer, the Parent, the Purchaser and the Agent entered into that certain Receivables Purchase Agreement dated as of December 996 (as the same has been amended, restated, supplemented or otherwise modified time to time through the date hereof, the "Agreement"; the terms defined therein used herein as therein defined unless otherwise defined herein), pursuant to , among other things, the Seller has agreed to sell to the Purchaser, and the aser has agreed to purchase from the Seller, undivided percentage interests in eller's Receivables; and

WHEREAS, the parties hereto have agreed to modify certain terms and provisions e Agreement as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency ich are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE AGREEMENT. Effective as of the first date on which of the conditions set forth in Section 2 hereof shall have been satisfied, the ment is amended as follows:

(a) Section 1.01 of the Agreement is hereby amended to delete the amount 000,000" and to substitute therefor "$70,000,000".

(b) The definition of "Scheduled Termination Date" in Appendix A of the

ment is hereby amended to delete the date "December 30, 2001" and to substitute for "January 15, 2000".

SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective upon the faction of the following conditions precedent:



(a) The Agent shall have received:

      (i) eight fully executed copies of (A) this Amendment, (B) Amendment No. 6
quidity                                                        Agreement of even
herewith among EagleFunding Capital Corporation as "Borrower", BKB    and
le Bank National Association. as "Liquidity Providers", BKB as "Liquidity Agent" Bankers Trust Company as "Collateral Agent" ("Amendment No. 6 to Liquidity
ment"), (C)                                                    the fee letter

regard to the amendment fee to be paid to the Deal Agent on the date hereof, in the form of Exhibit A attached hereto (the "Amendment Fee Letter"), and (D) the

nment and                                                      Acceptance of
date herewith between Harris Trust and Savings Bank and LaSalle Bank National iation (the "Assignment");and

      (ii) such other further documents and information as the Agent shall nably request.

(b) No event or condition has occurred and is continuing, or would result from xecution, delivery or performance of this Amendment, which would constitute a dation Event or Unmatured Liquidation Event;

(c) The Purchaser shall have obtained confirmation from each of the three g agencies rating the Commercial Paper Notes that the amendments herein and the ments to the Liquidity Agreement of even date herewith will not result in a rawal or reduction of the ratings of the Commercial Paper Notes;

(d) All of the fees and expenses referred to in Section 9 below, the Amendment escribed in the Amendment Fee Letter, and any other fees and expenses owing
 Section 14.05 of the Agreement or any other agreement between the parties to shall have been paid in full;

(e) The conditions precedent to the effectiveness of Amendment No. 6 to dity Agreement shall have been fully satisfied; and

(f) The conditions precedent to the effectiveness of the Assignment and tance shall have been fully satisfied.

SECTION 3. REPRESENTATIONS. WARRANTIES AND COVENANTS,

Upon the effectiveness of this Amendment, each of the Seller, UPAC, the Servicer he Parent, hereby remakes and reaffirms all covenants, representations and nties made by it (or deemed made by it) in the Agreement, the Backup Servicing ment, the Custody Agreement and the Parent Support Agreement (except, in each to the extent that such covenants, representations or warranties expressly as to another date).

SECTION 4. CONSENT AND REAFFIRMATION. The Parent, by its execution hereof hereby onsents to the execution, delivery and performance of the Amendment by all of arties hereto and (ii) reaffirms all of its obligations and liabilities under certain Parent Support Agreement dated as of December 31, 1996 executed by the t in favor of the Seller and its successors and assigns, which obligations and lities shall remain in full force and effect.

SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN

DANCE WITH THE INTERNAL LAWS (AS DISTINGUISHED FROM THE CONFLICT OF LAW SIONS) OF THE STATE OF NEW YORK.

ON 6. SEVERABILITY. Each provision of this Amendment shall be severable from other provision of this Amendment for the purpose of determining the legal ceability of any provision hereof, and the unenforceability of any provision f in one jurisdiction shall not have the effect of rendering such provision or sions unenforceable in any other jurisdiction.

SECTION 7. REFERENCE TO AND EFFECT ON THE AGREEMENT. Upon the effectiveness of

Amendment, each reference in the Agreement to "this Agreement", "hereunder", of', "herein" or words of like import shall mean and be, and references to the ment in any other document, instrument or agreement executed and/or delivered in ction with the Agreement shall mean and be, a reference to the Agreement as ously amended and as amended hereby. Except as otherwise amended by this ment, the Agreement as previously amended shall continue in full force and t and is hereby ratified and confirmed.

SECTION 8. COUNTERPARTS. This Amendment maybe executed in one or more erparts, each of which shall be deemed to be an original, but all of which her shall constitute one and the same instrument.

SECTION 9. FEES AND EXPENSES. The Seller hereby confirms its agreement to pay on

d all reasonable costs and expenses in connection with the preparation, tion and delivery of this Amendment and any of the other instruments, documents greements to be executed and/or delivered in connection herewith, including, ut limitation, the reasonable fees and out-of-pocket expenses of counsel to the with respect thereto.











TNESS WHEREOF, the parties hereto have caused this Amendment to be executed as e date first above written.

                              APR FUNDING CORPORATION,
                                  as Seller

                              By   /s/ Kurt W. Huffman
                              Title     President




                              UNIVERSAL PREMIUM ACCEPTANCE
                              CORPORATION, individually and
                                   as initial Servicer

                              By   /s/ Kurt W. Huffman

                                   Title     President




                              TRANSFINANCIAL HOLDINGS, INC., as
                                  Parent

                              By   /s/ Kurt W. Huffman

                                   Title     Exec Vice President



                              EAGLEFUNDING CAPITAL CORPORATION,
                                  As Purchaser

                              By:   BANKBOSTON, N.A., as its attorney-in-
                                      fact

                                      By          /s/ Mark E. Gallivan

                                      Title  Director

                              BANKBOSTON, N.A., as Agent

                              By        /s/ Mark E. Gallivan

                                      Title  Director




wledged and agreed to
 this 8th day of October, 1999 in
dance with Section 5.03 of that
in Liquidity Agreement dated as of
ber 31, 1996, as amended, among the
aser, the financial institutions from
to time parties thereto as liquidity providers, oston, N.A., as liquidity agent, and rs Trust Company, as collateral agent


OSTON, N.A., as a Liquidity Provider


 /s/ Mark E. Gallivan

      Director




LE BANK NATIONAL ASSOCIATION, as a Liquidity Provider
   /s/ Julia S. Harris

      Vice President